Supplement dated Aug. 13, 2004*
                          to the following prospectus:

                Wells Fargo Advantage(R) Select Variable Annuity
                         dated April 30, 2004 -- 45302 A

For applications signed on or after Aug. 13, 2004, the maximum guaranteed charge has been reduced for the Guarantor(SM) Withdrawal Benefit and the Income Assurer Benefit(SM) riders. The information below supersedes the portion of the Other Annual Expenses table found in the Expense Summary on p. 8 of the prospectus that shows the maximum guaranteed charge for these riders. This information also supersedes any reference in the prospectus to these fees.

Expense Summary

OTHER ANNUAL EXPENSES

                                                                                                        Maximum      Current
Guarantor(SM) Withdrawal Benefit Rider                                                                   1.50%        0.55%
(As a percentage of the contact value charged annually on the contract anniversary)

Income Assurer Benefit(SM) - MAV Rider                                                                   1.50%        0.55%

Income Assurer Benefit(SM) - 5% Accumulation Benefit Base Rider                                          1.75%        0.70%

Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base Rider                        2.00%        0.75%
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary)

The current annual fee we charge for these riders is unchanged.

If you select one of these riders, we will not change the annual fee after the rider effective date unless one of the following events occur, which will change the fee you are paying to the fee we then charge not to exceed the maximum guaranteed charge:

o You choose the annual Elective Step Up option (Guarantor(SM) Withdrawal Benefit Rider only);

o you change your Portfolio Navigator asset allocation model after we have exercised our right to increase the fee for new contract holders; or

o you change your Portfolio Navigator asset allocation model after we have reserved our right to charge a separate fee for each model.

The Maximum Expenses table has been revised to reflect the reduced maximum guaranteed charges described above. This table replaces the table found on p. 12 of the prospectus and the revised table in the supplement to this prospectus dated July 9, 2004.

Examples

This example assumes that you invest $10,000 in the contract for the time periods indicated. This example also assumes that your investment has a 5% return each year.

Maximum Expenses. This example assumes the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. It assumes that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus(1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                                             If you do not withdraw your contract
                                                     If you withdraw your contract          or if you select an annuity payout plan
                                               at the end of the applicable time period:   at the end of the applicable time period:
Nonqualified Annuity                           1 year    3 years    5 years   10 years     1 year     3 years    5 years   10 years
Seven-year withdrawal charge schedule       $1,418.98  $2,573.88  $3,751.73  $6,449.54    $618.98   $1,873.88  $3,151.73  $6,449.54
Five-year withdrawal charge schedule         1,439.48   2,531.99   3,442.79   6,601.56     639.48    1,931.99   3,242.79   6,601.56

Qualified Annuity                              1 year    3 years    5 years   10 years     1 year     3 years    5 years   10 years
Seven-year withdrawal charge schedule       $1,403.60  $2,530.14  $3,682.91  $6,333.36    $603.60   $1,830.14  $3,082.91  $6,333.36
Five-year withdrawal charge schedule         1,424.10   2,488.43   3,374.57   6,487.86     624.10    1,888.43   3,174.57   6,487.86

(1) Because this example is intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

For applications signed on or after Aug. 13, 2004, the Guarantor(SM) Withdrawal Benefit may be purchased with the Return of Purchase Payment (ROP) Death Benefit. The information below supersedes and replaces any reference in the prospectus that states the ROP Death Benefit is not available with the Guarantor(SM) Withdrawal Benefit.

Optional Benefits

Guarantor(SM) Withdrawal Benefit Rider

The Guarantor(SM) Withdrawal Benefit Rider may be purchased with any one of the contract's death benefits, which include:

o    Return of Purchase Payment Death Benefit

o    Maximum Anniversary Value Death Benefit

o    5% Accumulation Death Benefit

o    Enhanced Death Benefit

The Income Assurer Benefit riders are not available with the Guarantor(SM) Withdrawal Benefit Rider.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

45302-6 A (8/04)
* Valid until next prospectus update.
Destroy May 1, 2005


                                  Page 2 of 2